UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	8/31/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Research Growth

Fund, Inc.

SEMIANNUAL REPORT August 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
31	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Research Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Research Growth Fund, Inc., covering the six-month period from March 1, 2014, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite occasional bouts of heightened volatility, U.S. stocks generally gained ground steadily over the reporting period as the domestic economy rebounded. As a result, most broad measures of equity market performance established a series of new record highs over the past six months.Value-oriented stocks rallied particularly strongly over the reporting period, signaling a shift in leadership from 2013 when growth-oriented and more economically sensitive stocks generally fared better.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several long-standing drags, including tight fiscal policies and private sector deleveraging, fade from the scene. Of course, a number of risks remain, including the possibilities of higher short-term interest rates and intensifying geopolitical turmoil.Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of these and other macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
September 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2014, through August 31, 2014, as provided by Elizabeth Slover, Barry Mills, and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2014, Dreyfus Research Growth Fund’s Class A shares produced a total return of 1.27%, Class C shares returned 0.89%, Class I shares returned 1.48%, Class Y shares returned 1.48, and Class Z shares returned 1.39%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index, produced a total return of 7.17% over the same period.2

Despite occasional bouts of heightened volatility, stocks generally climbed during the reporting period in an environment of improving economic growth. The fund lagged its benchmark, mainly due to security selection shortfalls in the information technology, consumer discretionary, and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Generally Advanced in a Broad Market Rally

Stocks gained a degree of value over the reporting period in response to improving economic data. Nonetheless, a bout of market weakness in the early spring hit the information technology and biotechnology industry groups particularly hard as investors reacted to the adverse impact of unusually harsh winter weather on economic activity during the first quarter of 2014. This market downturn triggered a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. However, it soon became clear that the economic recovery had resumed in warmer weather, and positive economic data and strong corporate earnings drove large-cap stocks to a series of new record highs over the reporting period’s final three months.

Technology Stocks Undermined Fund Results

Although the fund produced positive absolute returns over the reporting period, its relative performance was constrained by disappointments in the information technology sector. Social media companies Twitter and LinkedIn were hurt during the early spring sell-off due to concerns regarding growth rates, prompting their elimination from the portfolio. New positions in consumer electronics giant Apple and storage drive maker SanDisk lagged sector averages during the shift in investor sentiment regarding growth stocks. Consulting firm Cognizant Technology Solutions reported weaker-than-expected quarterly earnings due to reduced spending by some of its larger clients, a development we believe to be temporary. Semiconductor manufacturer Xilinx missed revenue targets as channel inventory rose, likely due to China’s delayed implementation of 4G telecommunications technology.

In the consumer discretionary sector, fashion accessories seller Michael Kors Holdings continued to execute its business plan, but investors grew concerned about the impact of capital investments on earnings growth. Apparel maker PVH pulled back due to discounting activity in a major department store, but we expect the recent acquisition of Warnaco and the Calvin Klein brand to boost future financial results. Media company AMC Networks encountered higher costs for producing original content. Among health care companies, drug distributor Perrigo Company, pharmaceutical developer Mylan, and biopharmaceutical firm Bristol-Myers Squibb were hurt by market rotation away from high growth-oriented stocks.

The fund achieved better relative performance with a number of individual investments. Technology giant Microsoft advanced after installing a new CEO, who is de-emphasizing windows desktops and shifting focus toward enterprise solutions. Drugmaker Gilead Sciences benefited from strong sales of a revolutionary treatment for Hepatitis C. Snack and beverages producer PepsiCo announced its tenth consecutive quarter of better-than-expected earnings, in part due to pressure from an activist investor.

Continuing to Find Attractive Opportunities

We recently have been encouraged by improved U.S. economic activity, including a stronger labor market. In our judgment, an extended economic recovery should be good for stocks. However, valuations have climbed, interest rates may rise, and geopolitical tensions could intensify, suggesting that selectivity is likely to become more critical to investment success. Our bottom-up, research intensive security selection process has identified an ample number of opportunities meeting our investment criteria in all of the market sectors represented in the fund’s benchmark.

September 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from March 1, 2014 to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.73	$9.57	$4.32	$4.06	$4.52
Ending value (after expenses)	$1,012.70	$1,008.90	$1,014.80	$1,014.80	$1,013.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.75	$9.60	$4.33	$4.08	$4.53
Ending value (after expenses)	$1,019.51	$1,015.68	$1,020.92	$1,021.17	$1,020.72

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.89% for Class C, .85% for
Class I, .80% for ClassY and .89% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2014 (Unaudited)

Common Stocks—98.2%	Shares		Value ($)
Automobiles & Components—1.3%
Delphi Automotive	328,040		22,825,023
Capital Goods—7.8%
Cummins	213,990		31,052,089
Danaher	285,970		21,908,162
Fluor	288,880		21,345,343
Honeywell International	355,390		33,843,790
Precision Castparts	107,340		26,197,400
			134,346,784
Commercial & Professional Services—1.4%
Tyco International	530,500		23,670,910
Consumer Durables & Apparel—3.8%
Michael Kors Holdings	159,480	[a]	12,777,538
NIKE, Cl. B	284,320		22,333,336
PVH	176,220		20,571,923
Under Armour, Cl. A	141,300	[a]	9,659,268
			65,342,065
Consumer Services—.8%
Las Vegas Sands	218,890		14,558,374
Diversified Financials—5.6%
American Express	271,060		24,273,423
Ameriprise Financial	168,690		21,214,454
BlackRock	60,430		19,973,928
Discover Financial Services	224,880		14,025,766
Intercontinental Exchange	89,550		16,924,950
			96,412,521
Energy—6.0%
EOG Resources	278,140		30,562,023
Halliburton	429,950		29,068,919
Schlumberger	407,520		44,680,493
			104,311,435
Food & Staples Retailing—2.7%
Costco Wholesale	217,940		26,388,175
CVS Health	246,670		19,597,931
			45,986,106

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—6.8%
Coca-Cola Enterprises	426,880		20,396,326
Mondelez International, Cl. A	460,170		16,653,552
PepsiCo	490,970		45,409,815
Philip Morris International	410,700		35,147,706
			117,607,399
Health Care Equipment & Services—2.5%
McKesson	134,190		26,171,076
UnitedHealth Group	205,880		17,845,678
			44,016,754
Household & Personal Products—1.5%
Colgate-Palmolive	411,480		26,635,100
Materials—3.9%
Dow Chemical	374,320		20,044,836
Martin Marietta Materials	128,580		16,838,837
Praxair	230,700		30,348,585
			67,232,258
Media—4.8%
AMC Networks, Cl. A	118,580	[a]	7,420,143
Comcast, Cl. A	716,570		39,217,876
Interpublic Group of Cos.	852,910		16,657,332
Viacom, Cl. B	248,240		20,144,676
			83,440,027
Pharmaceuticals, Biotech &
Life Sciences—13.5%
Actavis	113,337	[a]	25,725,232
Alexion Pharmaceuticals	124,640	[a]	21,100,306
Biogen Idec	75,410	[a]	25,868,646
Bristol-Myers Squibb	284,890		14,429,679
Celgene	211,440	[a]	20,091,029
Gilead Sciences	429,900	[a]	46,248,642
Illumina	120,010	[a]	21,524,994
Mylan	236,710	[a]	11,504,106
Perrigo	96,830		14,402,494
Regeneron Pharmaceuticals	40,770	[a]	14,290,700

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Vertex Pharmaceuticals	202,840	[a]	18,979,739
			234,165,567
Retailing—5.9%
Dollar General	222,440	[a]	14,233,936
Home Depot	397,840		37,198,040
Netflix	36,720	[a]	17,538,941
Priceline Group	15,890	[a]	19,772,086
Ulta Salon, Cosmetics & Fragrance	138,300	[a]	13,457,973
			102,200,976
Software & Services—19.8%
Accenture, Cl. A	272,200		22,064,532
Adobe Systems	255,490	[a]	18,369,731
Akamai Technologies	140,030	[a]	8,460,613
Cognizant Technology Solutions, Cl. A	344,590	[a]	15,758,101
Facebook, Cl. A	511,840	[a]	38,295,869
Google, Cl. A	61,540	[a]	35,838,434
Google, Cl. C	68,940	[a]	39,406,104
Intuit	312,400		25,985,432
LinkedIn, Cl. A	79,150	[a]	17,868,113
Microsoft	1,220,920		55,466,396
salesforce.com	426,180	[a]	25,182,976
Visa, Cl. A	183,550		39,008,046
			341,704,347
Technology Hardware & Equipment—9.1%
Apple	908,810		93,153,025
EMC	761,010		22,472,625
Juniper Networks	877,030		20,338,326
SanDisk	227,660		22,301,574
			158,265,550
Transportation—1.0%
FedEx	113,740		16,819,871
Total Common Stocks
(cost $1,276,732,011)			1,699,541,067

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $30,809,211)	30,809,211 [b]	30,809,211
Total Investments (cost $1,307,541,222)	100.0%	1,730,350,278
Cash and Receivables (Net)	.0%	45,776
Net Assets	100.0%	1,730,396,054

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	19.8	Consumer Durables & Apparel	3.8
Pharmaceuticals,		Food & Staples Retailing	2.7
Biotech & Life Sciences	13.5	Health Care Equipment & Services	2.5
Technology Hardware & Equipment	9.1	Money Market Investment	1.8
Capital Goods	7.8	Household & Personal Products	1.5
Food, Beverage & Tobacco	6.8	Commercial & Professional Services	1.4
Energy	6.0	Automobiles & Components	1.3
Retailing	5.9	Transportation	1.0
Diversified Financials	5.6	Consumer Services	.8
Media	4.8
Materials	3.9		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2014 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			1,276,732,011 1,699,541,067
Affiliated issuers				30,809,211	30,809,211
Cash					433,236
Dividends and securities lending income receivable					1,487,368
Receivable for shares of Common Stock subscribed					690,266
Prepaid expenses					56,581
				1,733,017,729
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					1,328,090
Payable for shares of Common Stock redeemed					941,684
Accrued expenses					351,901
					2,621,675
Net Assets ($)				1,730,396,054
Composition of Net Assets ($):
Paid-in capital				1,268,567,931
Accumulated undistributed investment income—net					1,300,683
Accumulated net realized gain (loss) on investments					37,718,384
Accumulated net unrealized appreciation
(depreciation) on investments					422,809,056
Net Assets ($)				1,730,396,054

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	610,674,309	129,618,798	312,988,875	246,596,240 430,517,832
Shares Outstanding	42,876,788	9,478,783	21,873,333	17,226,296	29,765,337
Net Asset Value
Per Share ($)	14.24	13.67	14.31	14.32	14.46

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,062,694
Affiliated issuers	14,127
Income from securities lending—Note 1(b)	65,060
Total Income	10,141,881
Expenses:
Management fee—Note 3(a)	6,170,330
Shareholder servicing costs—Note 3(c)	1,852,186
Distribution fees—Note 3(b)	474,617
Registration fees	70,714
Directors’ fees and expenses—Note 3(d)	62,732
Prospectus and shareholders’ reports	53,230
Professional fees	47,121
Custodian fees—Note 3(c)	42,923
Loan commitment fees—Note 2	3,856
Miscellaneous	15,179
Total Expenses	8,792,888
Less—reduction in expenses due to undertaking—Note 3(a)	(125,165)
Less—reduction in fees due to earnings credits—Note 3(c)	(879)
Net Expenses	8,666,844
Investment Income—Net	1,475,037
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	78,292,138
Net unrealized appreciation (depreciation) on investments	(52,445,633)
Net Realized and Unrealized Gain (Loss) on Investments	25,846,505
Net Increase in Net Assets Resulting from Operations	27,321,542
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2014	Year Ended
	(Unaudited)	February 28, 2014[a]
Operations ($):
Investment income—net	1,475,037	1,081,914
Net realized gain (loss) on investments	78,292,138	109,079,112
Net unrealized appreciation
(depreciation) on investments	(52,445,633)	270,054,758
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,321,542	380,215,784
Dividends to Shareholders from ($):
Investment income—net:
Class A	—	(744,533)
Class I	—	(1,231,122)
Class Y	—	(3)
Class Z	—	(1,476,736)
Net realized gain on investments:
Class A	(18,477,736)	(2,371,262)
Class C	(3,923,772)	(474,683)
Class I	(11,794,539)	(1,309,377)
Class Y	(3,482,743)	(5)
Class Z	(12,824,077)	(1,629,841)
Total Dividends	(50,502,867)	(9,237,562)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	27,990,096	94,998,302
Class C	9,289,701	17,677,059
Class I	195,446,431	290,772,559
Class Y	248,488,960	2,876,849
Class Z	2,083,298	5,404,750

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	August 31, 2014	Year Ended
	(Unaudited)	February 28, 2014[a]
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A	17,615,015	2,955,402
Class C	3,038,517	386,995
Class I	9,329,954	1,448,915
Class Y	294,453	—
Class Z	12,050,711	2,901,313
Cost of shares redeemed:
Class A	(67,418,693)	(87,188,297)
Class C	(8,306,730)	(15,058,539)
Class I	(283,079,234)	(44,480,451)
Class Y	(7,371,019)	(285,455)
Class Z	(27,758,384)	(29,692,767)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	131,693,076	242,716,635
Total Increase (Decrease) in Net Assets	108,511,751	613,694,857
Net Assets ($):
Beginning of Period	1,621,884,303	1,008,189,446
End of Period	1,730,396,054	1,621,884,303
Undistributed (distributions in excess of)
investment income—net	1,300,683	(174,354)

	Six Months Ended
	August 31, 2014	Year Ended
	(Unaudited)	February 28, 2014[a]
Capital Share Transactions:
Class Ab
Shares sold	1,999,108	7,718,267
Shares issued for dividends reinvested	1,265,446	228,298
Shares redeemed	(4,805,781)	(7,044,907)
Net Increase (Decrease) in Shares Outstanding	(1,541,227)	901,658
Class Cb
Shares sold	685,724	1,464,520
Shares issued for dividends reinvested	226,924	29,542
Shares redeemed	(614,895)	(1,268,346)
Net Increase (Decrease) in Shares Outstanding	297,753	225,716
Class Ic
Shares sold	13,937,863	22,619,960
Shares issued for dividends reinvested	667,378	112,173
Shares redeemed	(19,967,301)	(3,360,829)
Net Increase (Decrease) in Shares Outstanding	(5,362,060)	19,371,304
Class Yc
Shares sold	17,538,904	207,788
Shares issued for dividends reinvested	21,047	—
Shares redeemed	(520,798)	(20,645)
Net Increase (Decrease) in Shares Outstanding	17,039,153	187,143
Class Zc
Shares sold	146,566	433,375
Shares issued for dividends reinvested	852,846	224,826
Shares redeemed	(1,974,297)	(2,406,047)
Net Increase (Decrease) in Shares Outstanding	(974,885)	(1,747,846)

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended February 28, 2014, 111,986 Class C shares representing $1,277,757 were exchanged for 108,561 Class A shares.
c During the period ended August 31, 2014, 7,874,920 Class I shares representing $111,587,619 were exchanged for 7,874,920 ClassY shares and 900,262 Class Z shares representing $12,495,633 were exchanged for
909,435 ClassY shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2014				Year Ended February 28/29,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	14.49		10.83	9.90	9.70	7.45	4.94
Investment Operations:
Investment income (loss)—net[a]	.01		.01	.04	.03	.02	(.02)
Net realized and unrealized
gain (loss) on investments	.16		3.72	.92	.21	2.24	2.57
Total from Investment Operations	.17		3.73	.96	.24	2.26	2.55
Distributions:
Dividends from
investment income—net	—		(.02)	(.03)	(.04)	(.01)	(.04)
Dividends from net realized
gain on investments	(.42)		(.05)	—	—	—	—
Total Distributions	(.42)		(.07)	(.03)	(.04)	(.01)	(.04)
Net asset value, end of period	14.24		14.49	10.83	9.90	9.70	7.45
Total Return (%)[b]	1.27	[c]	34.52	9.68	2.49	30.37	51.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	[d]	1.18	1.26	1.29	1.36	1.56
Ratio of net expenses
to average net assets	1.13	[d]	1.13	1.13	1.18	1.36	1.55
Ratio of net investment income
(loss) to average net assets	.09	[d]	.05	.36	.34	.34	(.28)
Portfolio Turnover Rate	25.59	[c]	46.34	52.78	88.07	101.09	133.67
Net Assets, end of period
($ x 1,000)	610,674		643,506	471,404	506,862	33,263	401

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
August 31, 2014				Year Ended February 28/29,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	13.98		10.52	9.67	9.54	7.40	4.92
Investment Operations:
Investment (loss)—net[a]	(.05)		(.08)	(.04)	(.04)	(.06)	(.07)
Net realized and unrealized
gain (loss) on investments	.16		3.59	.90	.20	2.20	2.55
Total from Investment Operations	.11		3.51	.86	.16	2.14	2.48
Distributions:
Dividends from
investment income—net	—		—	(.01)	(.03)	—	—
Dividends from net realized
gain on investments	(.42)		(.05)	—	—	—	—
Total Distributions	(.42)		(.05)	(.01)	(.03)	—	—
Net asset value, end of period	13.67		13.98	10.52	9.67	9.54	7.40
Total Return (%)[b]	.89	[c]	33.43	8.90	1.73	28.92	50.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	[d]	1.95	2.01	2.07	2.32	2.73
Ratio of net expenses
to average net assets	1.88	[d]	1.88	1.88	1.97	2.32	2.72
Ratio of net investment (loss)
to average net assets	(.66)[d]		(.70)	(.40)	(.51)	(.77)	(1.33)
Portfolio Turnover Rate	25.59	[c]	46.34	52.78	88.07	101.09	133.67
Net Assets, end of period
($ x 1,000)	129,619		128,347	94,187	91,805	514	16

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2014				Year Ended February 28/29,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	14.53		10.89	9.96	9.73	7.46	4.94
Investment Operations:
Investment income (loss)—net[a]	.03		.04	.06	.05	.04	(.02)
Net realized and unrealized
gain (loss) on investments	.17		3.73	.93	.22	2.25	2.58
Total from Investment Operations	.20		3.77	.99	.27	2.29	2.56
Distributions:
Dividends from
investment income—net	—		(.08)	(.06)	(.04)	(.02)	(.04)
Dividends from net realized
gain on investments	(.42)		(.05)	—	—	—	—
Total Distributions	(.42)		(.13)	(.06)	(.04)	(.02)	(.04)
Net asset value, end of period	14.31		14.53	10.89	9.96	9.73	7.46
Total Return (%)	1.48	[b]	34.84	9.98	2.81	30.87	51.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	[c]	.86	.90	1.01	1.00	1.62
Ratio of net expenses
to average net assets	.85	[c]	.84	.86	.91	1.00	1.61
Ratio of net investment income
(loss) to average net assets	.40	[c]	.32	.63	.56	.58	(.29)
Portfolio Turnover Rate	25.59	[b]	46.34	52.78	88.07	101.09	133.67
Net Assets, end of period
($ x 1,000)	312,989		395,794	85,640	34,344	4,857	11

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

	Six Months Ended
	August 31, 2014	Year Ended
Class Y Shares	(Unaudited)	February 28, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.54	11.51
Investment Operations:
Investment income—net[b]	.02	.01
Net realized and unrealized
gain (loss) on investments	.18	3.10
Total from Investment Operations	.20	3.11
Distributions:
Dividends from investment income—net	—	(.03)
Dividends from net realized
gain on investments	(.42)	(.05)
Total Distributions	(.42)	(.08)
Net asset value, end of period	14.32	14.54
Total Return (%)[c]	1.48	27.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.82	.92
Ratio of net expenses to average net assets[d]	.80	.83
Ratio of net investment income
to average net assets[d]	.28	.13
Portfolio Turnover Rate	25.59 [c]	46.34
Net Assets, end of period ($ x 1,000)	246,596	2,721

a	From July 1, 2013 (commencement of initial offering) to February 28, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2014				Year Ended February 28/29,
Class Z Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	14.69		10.99	10.03	9.80	7.50	4.94
Investment Operations:
Investment income—net[a]	.02		.03	.05	.04	.04	.01
Net realized and unrealized
gain (loss) on investments	.17		3.77	.94	.22	2.27	2.58
Total from Investment Operations	.19		3.80	.99	.26	2.31	2.59
Distributions:
Dividends from
investment income—net	—		(.05)	(.03)	(.03)	(.01)	(.03)
Dividends from net realized
gain on investments	(.42)		(.05)	—	—	—	—
Total Distributions	(.42)		(.10)	(.03)	(.03)	(.01)	(.03)
Net asset value, end of period	14.46		14.69	10.99	10.03	9.80	7.50
Total Return (%)	1.39	[b]	34.70	9.91	2.69	30.85	52.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	[c]	.95	1.04	1.06	1.00	1.19
Ratio of net expenses
to average net assets	.89	[c]	.94	1.01	1.03	1.00	1.18
Ratio of net investment income
to average net assets	.33	[c]	.24	.47	.43	.52	.14
Portfolio Turnover Rate	25.59	[b]	46.34	52.78	88.07	101.09	133.67
Net Assets, end of period
($ x 1,000)	430,518		451,517	356,959	348,767	199,509	158,857

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share and generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	1,686,763,529	—	—	1,686,763,529
Equity Securities—
Foreign
Common Stocks†	12,777,538	—	—	12,777,538
Mutual Funds	30,809,211	—	—	30,809,211

† See Statement of Investments for additional detailed categorizations.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended August 31, 2014, The Bank of New York Mellon earned $19,810 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	2/28/2014 ($)	Purchases ($)	Sales ($)	8/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	20,582,942	231,591,690	221,365,421	30,809,211	1.8
Dreyfus
Institutional
Cash
Advantage
Fund	16,608,627	73,412,209	90,020,836	—	—
Total	37,191,569	305,003,899	311,386,257	30,809,211	1.8

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s mergers with Dreyfus Research Core Fund and Dreyfus Alpha Growth Fund, capital losses of $39,862,993 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, these acquired capital losses expire in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2014 was as follows: ordinary income $3,452,394 and long-term capital gains $5,785,168.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) exceed 1 1 / 2 % of the value of Class Z shares’ average daily net assets, the Manager will

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

bear such excess expense. In addition, the Manager has contractually agreed, from March 1, 2014 through July 1, 2015, for Class A, Class C, Class I, Class Y and Class Z shares, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% for Class A, Class C, Class I and Class Z and .80% for Class Y shares of the value of the average daily net assets of their class.The reduction in expenses, pursuant to the undertaking, amounted to $125,165 during the period ended August 31, 2014.

During the period ended August 31, 2014, the Distributor retained $17,917 from commissions earned on sales of the fund’s Class A shares and $4,735 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2014, Class C shares were charged $474,617, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2014, Class A, Class C and Class Z shares were charged $768,553, $158,205 and $153,324, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2014, the fund was charged $211,133 for transfer agency services and $13,267 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $879.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2014, the fund was charged $42,923 pursuant to the custody agreement.

During the period ended August 31, 2014, the fund was charged $3,834 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,063,629, Distribution Plan fees $79,653, Shareholder Services Plan fees $153,883, custodian fees $35,839, Chief Compliance Officer fees $1,154 and transfer agency fees $55,700, which are offset against an expense reimbursement currently in effect in the amount of $61,768.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2014, amounted to $488,011,258 and $414,320,038, respectively.

At August 31, 2014, accumulated net unrealized appreciation on investments was $422,809,056, consisting of $428,514,616 gross unrealized appreciation and $5,705,560 gross unrealized depreciation.

At August 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance for both Class A and Class Z shares was above the Performance Group and Performance Universe medians for all periods except for the three-year period when the performance of the fund’s Class A shares was slightly below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until July 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.88% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    October 23, 2014

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    October 23, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)